UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 18, 2004
                                ----------------
                        (Date of earliest event reported)

                        Independence Community Bank Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-23229                 11-3387931
        --------                         -------                 ----------
(State or other jurisdiction         (Commission File           (IRS Employer
of incorporation)                        Number)             Identification No.)

            195 Montague Street, Brooklyn, New York                 11201
            ---------------------------------------                 -----
            (Address of principal executive offices)              (Zip Code)

                                 (718) 722-5300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On October 18, 2004, Independence Community Bank Corp. (the "Company") reported its results of operations for the quarter ended September 30, 2004.

                  For additional information, reference is made to the Company's press release dated October 18, 2004, which is included as
                  Exhibit 99.1 and is incorporated herein by reference thereto.

                  The information in this Current Report on Form 8-K and Exhibit
                  99.1 attached hereto is hereby intended to be furnished pursuant to Item 2.02. "Results of Operations and Financial Condition." As provided in General Instruction B.2. of SEC
                  Form 8-K, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Not applicable.
                  (b)   Not applicable.
                  (c)   Exhibits

                    The following exhibit is filed herewith.

          Exhibit Number                                Description
          --------------                                -----------

               99.1                         Press Release dated October 18, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INDEPENDENCE COMMUNITY BANK CORP.

Date: October 19, 2004                      By: /s/ Frank W. Baier
                                                -------------------------------
                                                    Frank W. Baier
                                                    Executive Vice President,
                                                    Chief Financial Officer,
                                                    Treasurer and
                                                    Principal Accounting Officer


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